                                                                   EXHIBIT 10.12

                                                                         Revised




                      New England Business Service, Inc.
                       RESTRICTED STOCK AWARD AGREEMENT
                      (NEW ENGLAND BUSINESS SERVICE, INC.
                           STOCK COMPENSATION PLAN)

                       NEW ENGLAND BUSINESS SERVICE, INC.
                       RESTRICTED STOCK AWARD AGREEMENT
         (New England Business Service, Inc. Stock Compensation Plan)

                                TABLE OF CONTENTS
                                -----------------

PREAMBLE ....................................................................  1

1. SHARES SUBJECT TO THE RESTRICTED STOCK AWARD .............................  1

2. TERMS AND CONDITIONS OF THE RESTRICTED STOCK AWARD .......................  1

   2.1  Withholding Taxes ...................................................  1

   2.2  Vesting, Forfeiture or Early Vesting of Unvested Awarded Shares .....  2

   2.3  Restrictions on Transfer and Escrow of Unvested Awarded Shares;
        Delivery of Vested Shares; Stockholder Rights .......................  3

   2.4  Investment Representation ...........................................  3

   2.5  Provision of Information ............................................  4

   2.6  Compliance with the Plan ............................................  4

3. RIGHT TO TERMINATE .......................................................  4

4. ADJUSTMENT IN SHARES .....................................................  4

5. RESTRICTIONS ON TRANSFER OF STOCK ........................................  4

6. NOTICE CONCERNING TAX MATTERS ............................................  5

7. GOVERNING LAW; ETC. ......................................................  5

8. DEFINITIONS ..............................................................  5

   8.1  "Agreement" .........................................................  5

   8.2  "Awarded Shares" ....................................................  5

   8.3  "Board" .............................................................  5

   8.4  "Bonus" .............................................................  5

   8.5  "Change in Control" .................................................  5

    8.6  "Code".............................................................  5

    8.7  "Committee"........................................................  5

    8.8  "Common Stock".....................................................  5

    8.9  "Company"..........................................................  5

    8.10 "Date of Grant"....................................................  5

    8.11 "Disability".......................................................  5

    8.12 "Executive"........................................................  6

    8.13 "Fair Market Value"................................................  6

    8.14 "Family"...........................................................  6

    8.15 "Issuer"...........................................................  6

    8.16 "Plan".............................................................  6

    8.17 "Restricted Stock Award"...........................................  6

    8.18 "Retirement".......................................................  6

    8.19 "Service"..........................................................  6

    8.20 "Subsidiary".......................................................  6

    8.21 "Vesting Period"...................................................  6

9.  CHANGE IN CONTROL.......................................................  6

10. AMENDMENTS..............................................................  6

                      New England Business Service, Inc.
                       RESTRICTED STOCK AWARD AGREEMENT
                      (NEW ENGLAND BUSINESS SERVICE, INC.
                           STOCK COMPENSATION PLAN)


                                   Preamble
                                   --------

     This restricted stock award agreement (the "Agreement") is made and entered into as of ______________, ___ (the "Date of Grant") by New England Business Service, Inc. (the "Issuer") and ______________________________
(the "Executive"), a key employee of the Issuer or a Subsidiary of the Issuer (hereunder individually and collectively referred to as the "Company").

1.  Shares Subject to the Restricted Stock Award.
    ---------------------------------------------

     Pursuant to the provisions of the New England Business Service, Inc. Stock Compensation Plan (the "Plan"), as in effect on the Date of Grant, the Issuer hereby grants to the Executive a restricted stock award ("Restricted Stock Award") of ____________ shares of its Common Stock (the "Awarded Shares").
The Awarded Shares are being issued to the Executive in lieu of twenty-five percent (25%) of the gross bonus awarded to the Executive for the fiscal year ended June ___, ____ (the "Bonus") pursuant to the Executive Bonus Plan of the Company adopted by the Board for such fiscal year and are valued for purposes of this Agreement at $_______ per share, the Fair Market Value of a share of Common Stock on the Date of Grant, in accordance with and subject to all the terms and conditions of the Plan and subject to the terms and conditions hereinafter set forth. The Plan and any amendments are hereby incorporated by reference and made a part hereof.

2.  Terms and Conditions of the Restricted Stock Award.
    ---------------------------------------------------

     The issuance of Awarded Shares pursuant to the Restricted Stock Award shall be subject to the following terms and conditions.

     2.1  Withholding Taxes. Notwithstanding anything to the contrary in
          -----------------
Section 2.3(b), the Issuer's obligation to deliver vested Awarded Shares pursuant to this Restricted Stock Award shall be subject to the Executive's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. Without limiting the generality of the foregoing, the Company shall have the right to deduct from payments of any kind otherwise due to the Executive any federal, state or local taxes of any kind required by law to be withheld with respect to any Awarded Shares issued

______________________
1 Capitalized terms not otherwise defined herein are defined in Section 8 below.

pursuant to this Restricted Stock Award. The Executive may satisfy such withholding obligations by having the Company withhold vested and unrestricted Awarded Shares, or by delivering to the Company already owned unrestricted shares of Common Stock, having a Fair Market Value as of the date of delivery of such unrestricted shares equal to the amount required to be withheld.

     2.2  Vesting, Forfeiture or Early Vesting of Unvested Awarded Shares.
          ----------------------------------------------------------------

          (a) Unless vested earlier or forfeited as provided in (b) or (c) below, the Awarded Shares shall become vested in the Executive on the third anniversary of the Date of Grant, and shall thereon be released from escrow and delivered to the Executive, subject to the satisfaction of the condition set forth in Section 2.1 above.

          (b) The Awarded Shares shall remain unvested and subject to the restrictions of this Section 2.2 and Section 2.3 until the third anniversary of the Date of Grant (the "Vesting Period"). If the Executive's Service terminates during the Vesting Period, the following shall occur:

          (i) if the Executive ceases to perform Service by reason of death, Disability or Retirement, all Awarded Shares shall thereupon immediately vest in the Executive (or in the case of death, in the person or persons to whom the Awarded Shares pass by will or by the laws of descent and distribution) or his permitted transferee(s) pursuant to Section 2.3(a) and shall no longer be subject to the restrictions of this Section 2.2 and Section 2.3 hereof;

          (ii) if the Executive voluntarily terminates Service or his Service is involuntarily terminated for "cause", as determined in good faith by the Board or Committee (which determination shall be binding on both the Company and the Executive and/or his permitted transferee(s) pursuant to Section 2.3(a)), the Awarded Shares shall thereupon be forfeited in their entirety to the Issuer without any further action by the Issuer or the Executive and for no consideration;

          (iii) if the Executive's Service is involuntarily terminated without cause, the Awarded Shares shall thereupon be forfeited in their entirety to the Issuer without any further action by the Issuer or the Executive and for no consideration; provided, however, that the Committee may, in its sole discretion, waive the forfeiture of all or any portion of the Awarded Shares and such shares shall thereupon immediately vest in the Executive and no longer be subject to the restrictions of this Section 2.2 and Section 2.3 hereof.

          (c) Notwithstanding any of the foregoing, if a Change in Control of the Company occurs during the Vesting Period and prior to any forfeiture of all or any portion of the Awarded Shares pursuant to this Section 2.2, all such unvested Awarded Shares that were not forfeited by termination of the Executive's Service prior to the occurrence of the Change of Control shall thereupon immediately vest in the Executive and the restrictions of this Section
2.2 and Section 2.3 shall terminate.

     2.3  Restrictions on Transfer and Escrow of Unvested Awarded Shares;
          ---------------------------------------------------------------
Delivery of Vested Shares; Stockholder Rights. The Executive hereby agrees to
---------------------------------------------
the following conditions:

          (a) Awarded Shares which are not yet vested may not be sold, hypothecated or otherwise disposed of by the Executive or anyone claiming through him; provided, however, that Awarded Shares may be transferred by the Executive, either directly or in trust, to one or more members of Executive's Family, or to a family partnership or other entity for the exclusive benefit of one or more members of Executive's Family if and only to the extent that (i) the Executive notifies the Committee in writing of his desire to transfer Awarded Shares and the Committee does not within thirty (30) days of such notification advise the Executive in writing that such transfer will not be allowed and
(ii) such Family member or trust or family partnership for the benefit thereof executes an agreement, in form satisfactory to the Committee, to be subject to all of the terms and conditions of this Agreement including, without limitation, the restrictions to which the Awarded Shares were subject prior to such transfer.

          (b) Awarded Shares which are not yet vested shall be held in escrow by the Issuer. Upon the vesting of any Awarded Shares pursuant to Section 2.2 and the satisfaction of all obligations imposed by Section 2.1, the Issuer shall promptly cause a certificate to be issued for the Awarded Shares (or portion thereof which has vested) and shall deliver such certificate to the Executive or his permitted transferee(s) pursuant to Section 2.3(a).

          (c) Subject to the terms hereof, the Executive shall have all the rights of a stockholder with respect to the Awarded Shares while they are held in escrow, and prior to their forfeiture pursuant to Section 2.2, including without limitation, the right to vote the Awarded Shares, except as provided in
(d) below.

          (d) Any dividends declared and paid with respect to the Awarded Shares while they are held in escrow, and prior to their forfeiture pursuant to
Section 2.2, shall not be paid to the Executive but shall instead be automatically reinvested in shares of Common Stock at the Fair Market Value of a share of Common Stock on the date of such dividend payment, and such additional shares of Common Stock shall be deemed additional Awarded Shares (granted, for purposes of Section 2.2 only, on the Date of Grant) and shall be subject to the forfeiture and other provisions of Section 2.2 and this section 2.3.

     2.4  Investment Representation.  The Executive shall hold the Awarded
          -------------------------
Shares for investment and not with a view to or for resale in connection with, any public distribution of such Shares, and, if requested, shall deliver to the Issuer an appropriate certification to that effect. This restriction shall terminate upon the registration of such Shares under federal securities laws or if, in the opinion of counsel for the Issuer, such Shares may be resold without registration.

     2.5  Provision of Information.  The Issuer will furnish upon request of the
          ------------------------
Executive copies of the certificate of incorporation of the Issuer, as amended, and by-laws of the Issuer, as amended, and such publicly available financial and other information concerning the Issuer and its business and prospects as may be reasonably requested by the Executive in connection with the issuance or purchase of Awarded Shares pursuant to this Agreement.

     2.6  Compliance with the Plan.  The Executive shall comply with all terms
          ------------------------
and conditions of the Plan (a copy of which is attached hereto) and of this Agreement. All decisions under, and interpretations of the provisions of the Plan and of this Agreement by the Board or by the Committee shall be final, binding and conclusive upon the Company and its successors and assigns and upon the Executive and anyone claiming through the Executive.

3.  Right to Terminate.
    ------------------

     Nothing contained in the Plan or in this Agreement shall restrict the right of the Company to terminate the employment of the Executive at any time and for any reason, with or without notice, or shall otherwise affect the terms and conditions of the Executive's employment except as specifically provided in the Plan or in this Agreement.

4.  Adjustment in Shares.
    --------------------

     Appropriate adjustment shall be made by the Board or by the Committee in the number and kind of the Awarded Shares issued pursuant to this Restricted Stock Award to give effect to any stock dividends, stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of the Issuer after the Date of Grant. In the event of a change of the Common Stock resulting from a merger or similar reorganization, or sale of all or substantially all of the assets of Issuer to a corporation that does not result in a Change of Control, the number and kind of the Awarded Shares issued pursuant to this Agreement shall be appropriately adjusted in such a manner as the Board or the Committee shall deem equitable to prevent dilution or enlargement of the rights granted hereunder.

5.  Restriction on Transfer of Stock.
    ---------------------------------

     The Awarded Shares shall be subject to any restrictions then in effect pursuant to the certificate of incorporation or by-laws of the Issuer and to any other restrictions or provisions attached hereto and made a part hereof or set forth in any other contract or agreement binding on the Executive.

6.  Notice Concerning Tax Matters.
    -----------------------------

     The Company makes no representation about the tax treatment to the Executive with respect to the receipt of the Restricted Stock Award or the acquisition, holding or disposition of the Awarded Shares. THE EXECUTIVE IS URGED TO CONSULT A PROFESSIONAL TAX ADVISER OF HIS OR HER OWN CHOOSING FOR ADVICE AS TO THE TAX CONSEQUENCES (INCLUDING THE APPLICATION OF SECTION 83 OF THE CODE) OF RECEIVING A RESTRICTED STOCK AWARD OR OF HOLDING OR SELLING AWARDED SHARES ISSUED PURSUANT TO THE AGREEMENT.

7.  Governing Law; Etc.
    -------------------

     This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts. This Agreement shall be binding upon and inure to the benefit of the heirs and legal representatives of the Executive and the successors and assigns of the Issuer, but shall not be assigned by the Executive at any time, except as otherwise permitted by Section 2.3(a) hereof, without the prior written permission of the Issuer.

8.  Definitions.
    ------------

     8.1  "Agreement" has the meaning defined in the Preamble above.

     8.2  "Awarded Shares" has the meaning defined in Section 1 above.

     8.3  "Board" means the Board of Directors of the Issuer.

     8.4  "Bonus" has the meaning set forth in Section 1 above.

     8.5  "Change in Control" has the meaning set forth in Section 9 below.

     8.6 "Code" means the Internal Revenue Code of 1986, as heretofore and hereafter amended, and the regulations promulgated thereunder.

     8.7 "Committee" means the Organization and Compensation Committee of the Board of Directors of the Issuer.

     8.8  "Common Stock" means the common stock, $1.00 par value, of the Issuer.

     8.9  "Company" has the meaning defined in the preamble above.

     8.10  "Date of Grant" has the meaning defined in the Preamble above.

     8.11  "Disability" has the meaning defined in Code Section 22(e)(3).

     8.12  "Executive" has the meaning defined in the Preamble above.

     8.13 "Fair Market Value" means the last sales price per share of Common Stock as reported on the New York Stock Exchange prior to the Date of Grant (or other date on which such valuation is made) or if no price has been so reported within one week prior to the Date of Grant (or other date on which such valuation is made), fair market value shall be determined by a principal market for the Common Stock designated by the Committee (or if no such market maker is designated, by the Board in its good faith business judgment).

     8.14 "Family" means the Participant's (i) spouse and lineal descendants of such spouse; (ii) lineal descendants and the spouses of such lineal descendants:
(iii) lineal ancestors and the spouses of such lineal ancestors; and (iv) siblings and the spouses and children of such siblings.

     8.15  "Issuer" has the meaning defined in the Preamble above.

     8.16  "Plan" has the meaning defined in Section 1 above.

     8.17  "Restricted Stock Award" has the meaning defined in Section 1 above.

     8.18 "Retirement" means the actual cessation of the Executive's Services on or after the date that he attains age 60.

     8.19 "Service" means the performance of work for the Company as an employee.

     8.20  "Subsidiary" has the meaning defined in Code Section 424(f).

     8.21  "Vesting Period" has the meaning defined in Section 2.2 above.

9.  Change in Control.
    -----------------

     For the purpose of this Agreement a "Change in Control" shall have the same meaning as defined in Section 11 of the NEBS 1997 Key Employee and Eligible Director Stock Option and Stock Appreciation Rights Plan.

10.  Amendments.
     -----------

     Any amendment to this Agreement, or waiver of any terms hereof, may be made only pursuant to a writing executed by the Issuer and the Executive.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first appearing above.

     EXECUTIVE


     _______________________________
     Signature


     Address of Executive:
     _______________________________
     _______________________________

     NEW ENGLAND BUSINESS SERVICE, INC.


     By:_____________________________
        Name
        Title